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                                                                    EXHIBIT 99.5

                    SECOND AMENDMENT TO INVESTMENT AGREEMENT


         THIS SECOND AMENDMENT (the "Amendment") to the Investment Agreement (the "Agreement"), dated as of July 26, 2002, as amended on September 30, 2002, is made as of this 15th day of October, 2002, by and among Leucadia National Corporation, a New York corporation ("Purchaser"), and Williams Communications Group, Inc., a Delaware corporation (the "Company") and debtor-in-possession under chapter 11 of title 11 of the United States Code in case No. 02-11957
(BRL), pending in the United States Bankruptcy Court for the Southern District of New York, and Williams Communications, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.

         FOR good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Exhibits. Exhibits B, C, D and E to the Agreement shall be replaced and superceded by the terms of Exhibits B, C, D and E, respectively, attached to this Amendment.

2. Definitions. The following definition is hereby added, in alphabetical order to Section 8.8(a) of the Agreement:

                  "Escrow Agreement" means that certain escrow agreement, entered into as of October 15, 2002 among Purchaser, New WCG, TWC and the Escrow Agent.

                  "Escrow Agent" means The Bank of New York, a New York banking institution.

3. Purchase Price. Section 1.2 is hereby amended and restated in its entirety to read as follows:

         The Purchase Price will be payable on the Closing Date by (i) delivery in cash of $1,000 by bank wire transfer of immediately available funds to an account of New WCG designated by the Company by written notice to Purchaser at least two business days prior to the Closing Date and (ii) delivery of a letter of credit to the Escrow Agent with a face amount equal to $151,000,000 in accordance with the terms of the Escrow Agreement.

4. Representation and Warranty in Section 2.3. The representation and warranty in Section 2.3 is hereby amended to

         (a) add the following at the end of the first sentence thereof:
"provided, however, that the Company makes no representation and warranty as to whether the Shares are fully paid and non-assessable unless and until the Escrowed Property is released from escrow pursuant to Section 4 of the Escrow Agreement and the Company has received the proceeds of the Company Letter of Credit (as defined in the Escrow Agreement) and the Escrowed Property to which it is entitled under the Escrow Agreement" and




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         (b) add the following at the end of the second sentence thereof: "or under the Escrow Agreement."

5. General Provisions. This Amendment shall be deemed to be a part of the Agreement, to the same extent as set forth therein in its entirety, and all other terms and provisions of the Agreement, as heretofore amended, shall continue in full force and effect.

                           [Signature Page to Follow]



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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed by their respective authorized officers as of the date and year first written above.

                                  WILLIAMS COMMUNICATIONS GROUP, INC.


                                  By:  /s/ HOWARD S. KALIKA
                                     ------------------------------------------
                                           Name:  Howard S. Kalika
                                           Title: Vice President and
                                                  Group Executive, Corporate
                                                  Development and Finance

                                  LEUCADIA NATIONAL CORPORATION


                                  By:  /s/ JOSEPH A. ORLANDO
                                     ------------------------------------------
                                           Name:  Joseph A. Orlando
                                           Title: Vice President and CFO

                                  WILLIAMS COMMUNICATIONS, LLC

                                  By:  /s/ HOWARD S. KALIKA
                                     ------------------------------------------
                                           Name:  Howard S. Kalika
                                           Title: Vice President and
                                                  Group Executive, Corporate
                                                  Development and Finance





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